Exhibit 99(a)

Windstream reports third-quarter results

•	Business service revenue was $498 million, a 2 percent increase year-over-year on a pro forma basis

•	Consumer broadband revenue was $118 million, a 7 percent increase year-over-year on a pro forma basis

•	Business and broadband revenue represented approximately 61 percent of total revenues in the quarter on a pro forma basis

•	Total revenues were $1.023 billion, a 1 percent decrease year-over-year on a pro forma basis

•	Adjusted OIBDA was $508 million, a 1 percent decrease year-over-year on a pro forma basis

Release date: Nov. 4, 2011

LITTLE ROCK, Ark. - Windstream Corp. (Nasdaq: WIN) reported higher business and broadband revenue year-over-year on a pro forma basis in third-quarter earnings results released today.

“I am very pleased with the improvements in revenue trends we have accomplished this year,” said Jeff Gardner, president and CEO of Windstream. “Our goal over the past few years was to transform our business to achieve revenue and cash flow growth. Given our shifting revenue mix, success-based capital investments and expected deal synergies, we are on the verge of showing growth in both of these areas.”

Third-quarter financial results:

Under GAAP:

•	Revenues were $1.023 billion, a 6 percent increase from a year ago.

•	Operating income was $267 million, a decrease of 1 percent year-over-year.

•	Net income was $72 million, a 16 percent decrease from a year ago, or 14 cents of diluted earnings per share.

•	Capital expenditures were $178 million, a 57 percent increase year-over-year.

GAAP results include $13 million in after-tax merger, integration and restructuring costs and a $13 million tax-effected loss on the early extinguishment of debt, which lowered earnings per share by approximately 5 cents. Excluding these items, adjusted earnings per share would have been 19 cents.

Under pro forma results:

•	Revenues were $1.023 billion, a 1 percent decrease year-over-year.

•	Business service revenue was $498 million, a 2 percent increase year-over-year.

•	Consumer broadband revenue was $118 million, a 7 percent increase from a year ago.

•	Operating income before depreciation and amortization (OIBDA) was $490 million, a 1 percent decrease year-over-year.

•	Adjusted OIBDA, which excludes pension expense, restructuring charges and stock-based compensation expense, was $508 million, a decrease of 1 percent from a year ago.

•	Capital expenditures were $178 million, a 40 percent increase year-over-year.

•	Adjusted free cash flow was $211 million, a 72 percent increase year-over-year. Adjusted free cash flow is defined as adjusted OIBDA minus cash interest, cash taxes and capital expenditures.

Third-quarter pro forma operating results:

In the business channel, advanced data and integrated solutions, which are largely connections providing both voice and data services, increased 1 percent year-over-year. Special access circuits increased 9 percent year-over-year, driven by increased wireless backhaul demand.

The company added approximately 9,300 new high-speed Internet customers during the third quarter, bringing its total customer base to approximately 1.35 million - an increase of more than 4 percent year-over-year. Consumer broadband penetration is now approximately 65 percent of primary residential lines.

The company ended the quarter with approximately 449,000 video customers, representing 4 percent growth from a year ago.

Total access lines declined by approximately 37,000 during the third quarter, or 3.9 percent year-over-year. Total lines at the end of the quarter were 3.22 million.

Conference call:

Windstream will hold a conference call at 7:30 a.m. CDT today to review the company's third-quarter earnings results.

To access the call:

Interested parties can access the call by dialing 1-877-374-3977, conference ID 17697081, ten minutes prior to the start time.

To access the call replay:

A replay of the call will be available beginning at 10:30 a.m. CDT on Nov. 4 and ending at midnight CST on Nov. 11. The replay can be accessed by dialing 1-855-859-2056, conference ID 17697081.

Webcast information:

The conference call also will be streamed live over the company's website at www.windstream.com/investors. Financial, statistical and other information related to the call will be posted on the site. A replay of the webcast will be available on the website beginning at 10:30 a.m. CDT on Nov. 4.

About Windstream

Windstream Corp. (Nasdaq: WIN), headquartered in Little Rock, Ark., is an S&P 500 communications and technology solutions provider with operations in 29 states and the District of Columbia and about $4 billion in annual revenues. Windstream provides IP-based voice and data services, MPLS networking, data center and managed hosting services and communication systems to businesses and government agencies. The company also delivers broadband, digital phone and high-definition TV services to residential customers primarily located in rural areas and operates a local and long-haul fiber network spanning approximately 60,000 route miles. For more information about Windstream, visit www.windstream.com.

Pro forma results adjusts results of operations under GAAP to include the acquisitions of NuVox Inc.; Iowa Telecommunications Services, Inc.; Hosted Solutions Acquisition, LLC and Q-Comm Corporation, and to exclude all merger and integration costs related to strategic transactions. A reconciliation of pro forma results to the comparable GAAP measures is available on the company's Web site at www.windstream.com/investors.

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs, and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors.

Factors that could cause actual results to differ materially from those contemplated in Windstream's forward-looking statements include, among others:

•	further adverse changes in economic conditions in the markets served by Windstream;

•	the extent, timing and overall effects of competition in the communications business;

•	continued voice line loss;

•	the impact of new, emerging or competing technologies;

•	the adoption of intercarrier compensation and/or universal service reform proposals by the Federal Communications Commission or Congress that results in a significant loss of revenue to Windstream;

•	the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities;

•
for Windstream's competitive local exchange carrier operations, adverse effects on the availability, quality of service and price of facilities and services provided by other incumbent local exchange carriers on which Windstream's competitive local exchange carrier services depend;

•	the availability and cost of financing in the corporate debt markets;

•	the potential for adverse changes in the ratings given to Windstream's debt securities by nationally accredited ratings organizations;

•	the effects of federal and state legislation, and rules and regulations governing the communications industry;

•	material changes in the communications industry that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers;

•	unfavorable results of litigation;

•	unfavorable rulings by state public service commissions in proceedings regarding universal service funds, intercarrier compensation or other matters that could reduce revenues or increase expenses;

•	the effects of work stoppages;

•	the impact of equipment failure, natural disasters or terrorist acts;

•	earnings on pension plan investments significantly below Windstream's expected long term rate of return for plan assets;

•	changes in federal, state and local tax laws and rates; and

•	those additional factors under the caption “Risk Factors” in Windstream's Form 10-K for the year ended Dec. 31, 2010, and in subsequent filings with the Securities and Exchange Commission.

In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes.

Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in filings by Windstream with the Securities and Exchange Commission at www.sec.gov.

-end-

Media Contact:
David Avery, 501-748-5876
David.avery@windstream.com

Investor Contact:
Mary Michaels, 501-748-7578
mary.michaels@windstream.com

WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF INCOME
(In millions, except per share amounts)

	THREE MONTHS ENDED				NINE MONTHS ENDED
			Increase				Increase
	September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
	2011	2010	Amount	%	2011	2010	Amount	%
UNDER GAAP:
Revenues and sales:
Service revenues	$994.7	$938.9	$55.8	6	$2,993.7	$2,665.3	$328.4	12
Product sales	28.6	26.9	1.7	6	83.1	65.7	17.4	26
Total revenues and sales	1,023.3	965.8	57.5	6	3,076.8	2,731.0	345.8	13
Costs and expenses:
Cost of services	372.8	350.7	22.1	6	1,116.3	977.8	138.5	14
Cost of products sold	24.5	22.7	1.8	8	68.6	56.9	11.7	21
Selling, general, administrative and other	135.1	130.6	4.5	3	409.2	369.9	39.3	11
Depreciation and amortization	204.0	179.9	24.1	13	606.4	503.0	103.4	21
Merger, integration and restructuring	20.4	11.7	8.7	74	34.6	52.2	(17.6)	(34)
Total costs and expenses	756.8	695.6	61.2	9	2,235.1	1,959.8	275.3	14
Operating income	266.5	270.2	(3.7)	(1)	841.7	771.2	70.5	9
Other expense, net	(1.5)	(3.0)	1.5	(50)	(2.1)	(4.2)	2.1	(50)
Loss on early extinguishment of debt	(20.5)	—	(20.5)	(100)	(124.4)	—	(124.4)	(100)
Interest expense	(134.2)	(132.3)	(1.9)	1	(417.1)	(378.9)	(38.2)	10
Income before income taxes	110.3	134.9	(24.6)	(18)	298.1	388.1	(90.0)	(23)
Income taxes	38.8	49.7	(10.9)	(22)	109.9	149.8	(39.9)	(27)
Net income	$71.5	$85.2	$(13.7)	(16)	$188.2	$238.3	$(50.1)	(21)

Weighted average common shares	506.9	479.7	27.2	6	505.3	462.2	43.1	9
Common stock outstanding	515.8	483.6	32.2	7

Basic and diluted earnings per share:
Net income	$0.14	$0.18	$(0.04)	(22)	$0.37	$0.51	$(0.14)	(27)

PRO FORMA RESULTS OF OPERATIONS (A):
Revenues and sales	$1,023.3	$1,038.0	$(14.7)	(1)	$3,076.8	$3,108.7	$(31.9)	(1)
OIBDA (B)	$490.4	$493.7	$(3.3)	(1)	$1,482.0	$1,479.4	$2.6	—
Adjusted OIBDA (C)	$507.9	$514.1	$(6.2)	(1)	$1,533.0	$1,541.1	$(8.1)	(1)

(A)
Pro forma results adjusts results of operations under GAAP to include the acquisitions of NuVox Inc. (“NuVox”), Iowa Telecommunications Services, Inc. (“Iowa Telecom”), Hosted Solutions Acquisition, LLC (“Hosted Solutions”) and Q-Comm Corporation (“Q-Comm”), and to exclude all merger and integration costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm. For further details on these adjustments, see the Notes to Unaudited Reconciliation of Revenues and Sales, Operating Income and Capital Expenditures Under GAAP to Pro Forma Revenues and Sales, Pro Forma Adjusted OIBDA and Pro Forma Capital Expenditures.

(B)	OIBDA is operating income before depreciation and amortization.
(C)
Adjusted OIBDA adjusts OIBDA for the impact of restructuring charges, pension expense and stock-based compensation. For further details on these adjustments, see the Notes to Unaudited Reconciliation of Revenues and Sales, Operating Income and Capital Expenditures Under GAAP to Pro Forma Revenues and Sales, Pro Forma Adjusted OIBDA and Pro Forma Capital Expenditures.

WINDSTREAM CORPORATION
UNAUDITED SUPPLEMENTAL OPERATING INFORMATION
(Units in thousands, dollars in millions)
		THREE MONTHS ENDED				NINE MONTHS ENDED
				Increase				Increase
		September 30,	September 30,	(Decrease)		September 30,	September 30,	(Decrease)
		2011	2010	Amount	%	2011	2010	Amount	%
UNDER GAAP:
	Voice lines	2,947.9	3,065.5	(117.6)	(4)
	Net voice line (losses) gains:
	Internal	(37.8)	(33.0)	4.8	15	(97.9)	(89.7)	8.2	9
	Acquired	—	—	—	—	—	239.6	(239.6)	(100)
	Net voice line (losses) gains	(37.8)	(33.0)	4.8	15	(97.9)	149.9	247.8	(165)

	High-speed Internet customers	1,345.8	1,290.5	55.3	4
	Advanced data and integrated solutions	171.1	146.0	25.1	17
	Total data and integrated solutions	1,516.9	1,436.5	80.4	6
	Net high-speed Internet additions:
	Internal	9.3	15.7	(6.4)	(41)	42.9	66.2	(23.3)	(35)
	Acquired	—	—	—	—	—	96.3	(96.3)	(100)
	Net high-speed Internet additions	9.3	15.7	(6.4)	(41)	42.9	162.5	(119.6)	(74)
	Net advanced data and integrated solution additions:
	Internal	(0.7)	0.7	(1.4)	(200)	1.0	(0.1)	1.1	(1,100)
	Acquired	—	—	—	—	—	106.6	(106.6)	(100)
	Net advanced data and integrated solution additions	(0.7)	0.7	(1.4)	(200)	1.0	106.5	(105.5)	(99)

	Special access circuits	105.0	89.0	16.0	18
	Access lines (A)	3,224.0	3,300.5	(76.5)	(2)
	Digital television customers	449.0	433.3	15.7	4
	Total connections (B)	5,018.8	5,024.3	(5.5)	—
	Capital expenditures	$177.5	$113.3	$64.2	57	$509.2	$272.7	$236.5	87

FROM PRO FORMA RESULTS (C):
	Voice lines	2,947.9	3,087.0	(139.1)	(5)
	Net voice line losses	(37.8)	(33.1)	(4.7)	14	(97.9)	(94.9)	3.0	3
	High-speed Internet customers	1,345.8	1,290.7	55.1	4
	Advanced data and integrated solutions	171.1	169.4	1.7	1
	Total data and integrated solutions	1,516.9	1,460.1	56.8	4
	Net high-speed Internet additions	9.3	15.6	(6.3)	(40)	42.9	66.8	(23.9)	(36)
	Net advanced data and integrated solution additions	(0.7)	0.5	(1.2)	(240)	1.0	5.1	(4.1)	(80)
	Special access circuits	105.0	96.7	8.3	9
	Access lines (A)	3,224.0	3,353.1	(129.1)	(4)
	Digital television customers	449.0	433.3	15.7	4
	Total connections	5,018.8	5,077.1	(58.3)	(1)
	Capital expenditures	$177.5	$127.2	$50.3	40	$509.2	$330.9	$178.3	54
(A)	Access lines include voice lines, special access circuits and advanced data and integrated solutions.
(B)	Total connections include voice lines, special access circuits, total data and integrated solutions and digital television customers.
(C)
Pro forma results adjusts results of operations under GAAP to include the acquisitions of NuVox, Iowa Telecom, Hosted Solutions and Q-Comm, and to exclude all merger and integration costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm. For further details on these adjustments, see the Notes to Unaudited Reconciliation of Revenues and Sales, Operating Income and Capital Expenditures Under GAAP to Pro Forma Revenues and Sales, Pro Forma Adjusted OIBDA and Pro Forma Capital Expenditures.

WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED BALANCE SHEETS UNDER GAAP
(In millions)

ASSETS			LIABILITIES AND SHAREHOLDERS' EQUITY

	September 30,	December 31,		September 30,	December 31,
	2011	2010		2011	2010
CURRENT ASSETS:			CURRENT LIABILITIES:

Cash and cash equivalents	$34.3	$42.3	Current maturities of long-term debt	$44.8	$139.2
Restricted cash	9.2	—	Current portion of interest rate swaps	32.3	35.4
Accounts receivable (less allowance for			Accounts payable	171.7	151.3
doubtful accounts of $29.5 and			Advance payments and customer deposits	142.4	145.8
$27.8, respectively)	386.2	373.9	Accrued dividends	129.5	126.5
Inventories	60.8	52.5	Accrued taxes	90.8	81.2
Deferred income taxes	92.6	44.8	Accrued interest	141.7	173.9
Prepaid income taxes	126.6	62.9	Other current liabilities	122.4	132.2
Prepaid expenses and other	63.1	60.7
Assets held for sale	50.6	50.6	Total current liabilities	875.6	985.5

Total current assets	823.4	687.7
			Long-term debt	7,296.6	7,186.6
			Deferred income taxes	2,003.6	1,767.6
Goodwill	3,720.4	3,704.0	Other liabilities	420.7	583.4
Other intangibles, net	1,872.1	2,038.5	Total liabilities	10,596.5	10,523.1
Net property, plant and equipment	4,825.6	4,772.7
Other assets	177.6	150.8
			SHAREHOLDERS' EQUITY:
			Common stock	0.1	0.1
			Additional paid-in capital	982.0	833.3
			Accumulated other comprehensive loss	(178.1)	(216.9)
			Retained earnings	18.6	214.1
			Total shareholders' equity	822.6	830.6

			TOTAL LIABILITIES AND
TOTAL ASSETS	$11,419.1	$11,353.7	SHAREHOLDERS' EQUITY	$11,419.1	$11,353.7

WINDSTREAM CORPORATION
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS UNDER GAAP
(In millions)
	THREE MONTHS ENDED		NINE MONTHS ENDED
	September 30,	September 30,	September 30,	September 30,
	2011	2010	2011	2010
Cash Provided from Operations:
Net income	$71.5	$85.2	$188.2	$238.3
Adjustments to reconcile net income to net cash provided from operations:
Depreciation and amortization	204.0	179.9	606.4	503.0
Provision for doubtful accounts	12.7	14.1	32.3	34.0
Stock-based compensation expense	6.0	4.7	17.4	12.2
Pension expense	11.0	15.5	32.9	46.5
Deferred income taxes	81.2	59.0	171.9	59.8
Unamortized net discount on retired debt	5.3	—	18.3	—
Amortization of unrealized losses on de-designated interest rate swaps	12.3	0.2	37.3	0.5
Gain from postretirement plan termination	(14.7)	—	(14.7)	—
Other, net	3.3	4.6	12.9	10.0
Pension contribution	—	(41.0)	—	(41.0)
Changes in operating assets and liabilities, net:
Accounts receivable	(27.4)	(20.6)	(49.0)	(28.1)
Prepaid income taxes	(40.6)	(47.8)	(54.3)	(34.4)
Prepaid expenses and other	8.4	20.7	(7.1)	(3.6)
Accounts payable	9.3	2.8	31.9	(34.9)
Accrued interest	4.9	(42.5)	(54.7)	(39.5)
Other current liabilities	4.1	25.1	(19.8)	21.1
Other liabilities	1.6	(2.5)	(3.6)	(26.0)
Other, net	(21.8)	(4.5)	(27.2)	(6.4)
Net cash provided from operations	331.1	252.9	919.1	711.5
Cash Flows from Investing Activities:
Additions to property, plant and equipment	(177.5)	(113.3)	(509.2)	(272.7)
Broadband network expansion funded by stimulus grants	(7.2)	—	(9.2)	—
Acquisition of NuVox, net of cash acquired	—	—	—	(198.4)
Acquisition of Iowa Telecom, net of cash acquired	—	—	—	(253.6)
Changes in restricted cash	(1.9)	—	(9.2)	—
Grant funds received for broadband stimulus projects	0.5	—	0.5	—
Other, net	0.5	(0.3)	1.2	2.8
Net cash used in investing activities	(185.6)	(113.6)	(525.9)	(721.9)
Cash Flows from Financing Activities:
Dividends paid on common shares	(127.4)	(120.6)	(380.7)	(343.8)
Repayment of debt	(716.4)	(343.1)	(3,150.8)	(1,335.2)
Proceeds of debt issuance	685.0	437.0	3,147.0	812.0
Debt issuance costs	—	(11.6)	(20.9)	(11.6)
Other, net	(4.5)	0.7	4.2	(18.7)
Net cash used in financing activities	(163.3)	(37.6)	(401.2)	(897.3)
(Decrease) increase in cash and cash equivalents	(17.8)	101.7	(8.0)	(907.7)
Cash and Cash Equivalents:
Beginning of period	52.1	53.5	42.3	1,062.9
End of period	$34.3	$155.2	$34.3	$155.2

WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF REVENUES AND SALES, OPERATING INCOME AND CAPITAL EXPENDITURES UNDER GAAP TO PRO FORMA (A)
REVENUES AND SALES, PRO FORMA ADJUSTED OIBDA AND PRO FORMA CAPITAL EXPENDITURES (NON-GAAP)
(In millions)
		THREE MONTHS ENDED		NINE MONTHS ENDED
		September 30,	September 30,	September 30,	September 30,
		2011	2010	2011	2010

Revenues and sales under GAAP		$1,023.3	$965.8	$3,076.8	$2,731.0
Pro forma adjustments:
NuVox revenues and sales prior to acquisition	(B)	—	—	—	57.3
Iowa Telecom revenues and sales prior to acquisition	(B)	—	—	—	109.2
Hosted Solutions revenues and sales prior to acquisition	(B)	—	13.4	—	39.2
Q-Comm revenues and sales prior to acquisition	(B)	—	59.2	—	173.2
Elimination of Windstream revenues from Q-Comm prior to acquisition	(C)	—	(0.4)	—	(1.2)
Pro forma revenues and sales		$1,023.3	$1,038.0	$3,076.8	$3,108.7

Operating income from continuing operations under GAAP		$266.5	$270.2	$841.7	$771.2
Pro forma adjustments:
NuVox pre-acquisition operating income, excluding M&I costs	(B)	—	—	—	4.1
NuVox intangible asset amortization adjustment	(D)	—	—	—	(1.5)
Iowa Telecom pre-acquisition operating income, excluding M&I costs	(B)	—	—	—	23.9
Iowa Telecom intangible asset amortization adjustment	(D)	—	—	—	(11.2)
Hosted Solutions pre-acquisition operating income, excluding M&I costs	(B)	—	3.1	—	8.7
Hosted Solutions intangible asset amortization adjustment	(D)	—	(2.5)	—	(7.7)
Q-Comm pre-acquisition operating income, excluding M&I costs	(B)	—	15.7	—	41.3
Q-Comm intangible asset amortization adjustment	(D)	—	(10.6)	—	(32.8)
M&I costs	(E)	19.9	11.5	33.9	51.5
Pro forma operating income		286.4	287.4	875.6	847.5
Depreciation and amortization expense	(E)	204.0	179.9	606.4	503.0
NuVox pre-acquisition depreciation and amortization expense	(F)	—	—	—	9.5
Iowa Telecom pre-acquisition depreciation and amortization expense	(F)	—	—	—	39.1
Hosted Solutions pre-acquisition depreciation and amortization expense	(F)	—	5.7	—	17.7
Q-Comm pre-acquisition depreciation and amortization expense	(F)	—	20.7	—	62.6
Pro forma OIBDA		490.4	493.7	1,482.0	1,479.4
Other adjustments:
Pension expense	(E)	11.0	15.5	32.9	46.5
Pension expense of Iowa Telecom prior to acquisition	(B)	—	—	—	0.2
Restructuring charges	(E)	0.5	0.2	0.7	0.7
Stock-based compensation	(E)	6.0	4.5	17.4	12.0
Stock-based compensation of NuVox prior to acquisition	(B)	—	—	—	0.1
Stock-based compensation of Iowa Telecom prior to acquisition	(B)	—	—	—	1.8
Stock-based compensation of Hosted Solutions prior to acquisition	(B)	—	0.2	—	0.4
Pro forma adjusted OIBDA		$507.9	$514.1	$1,533.0	$1,541.1

WINDSTREAM CORPORATION
UNAUDITED RECONCILIATION OF REVENUES AND SALES, OPERATING INCOME AND CAPITAL EXPENDITURES UNDER GAAP TO PRO FORMA (A)
REVENUES AND SALES, PRO FORMA ADJUSTED OIBDA AND PRO FORMA CAPITAL EXPENDITURES (NON-GAAP)
(In millions)

		THREE MONTHS ENDED		NINE MONTHS ENDED
		September 30,	September 30,	September 30,	September 30,
		2011	2010	2011	2010

Capital expenditures under GAAP		$177.5	$113.3	$509.2	$272.7
Pro forma adjustments:
NuVox capital expenditures prior to acquisition	(B)	—	—	—	3.8
Iowa Telecom capital expenditures prior to acquisition	(B)	—	—	—	8.4
Hosted Solutions capital expenditures prior to acquisition	(B)	—	0.8	—	4.3
Q-Comm capital expenditures prior to acquisition	(B)	—	13.1	—	41.7
Pro forma capital expenditures		$177.5	$127.2	$509.2	$330.9

WINDSTREAM CORPORATION
NOTES TO UNAUDITED RECONCILIATION OF REVENUES AND SALES, OPERATING INCOME AND CAPITAL EXPENDITURES UNDER GAAP TO PRO FORMA
REVENUES AND SALES, PRO FORMA ADJUSTED OIBDA AND PRO FORMA CAPITAL EXPENDITURES

Windstream Corporation has entered into various transactions that may cause results reported under Generally Accepted Accounting Principles in the United States ("GAAP") to be not necessarily indicative of future results.

Pending Acquisition:
•  On July 31, 2011, Windstream entered into an agreement to acquire all outstanding shares of PAETEC Holding Corp. ("PAETEC") in an all stock transaction.  Under the terms of the agreement, PAETEC's shareholders will receive 0.460 shares of Windstream common stock for each outstanding PAETEC common share.  Windstream also will assume or refinance PAETEC's net debt of approximately $1.4 billion that was outstanding at June 30, 2011. The acquisition is expected to close by the end of 2011 subject to certain conditions including necessary approvals from federal and state regulators.

Completed Acquisitions:
• On December 2, 2010, Windstream completed the acquisition of Q-Comm Corporation ("Q-Comm"). The Q-Comm acquisition provided the Company with increased scale and business revenues, as well as the opportunity for operating synergies with contiguous Windstream markets.
• On December 1, 2010, Windstream completed the acquisition of Hosted Solutions Acquisition, LLC ("Hosted Solutions"). The Hosted Solutions acquisition provided Windstream with five state-of-the-art data centers in Raleigh, N.C., Charlotte, N.C., and Boston, MA which serve more than 600 customers.
• On June 1, 2010, the Company completed the acquisition of Iowa Telecommunications Services, Inc. ("Iowa Telecom"). The Iowa Telecom acquisition added approximately 208,000 incumbent local exchange carrier access lines, 39,000 competitive local exchange carrier access lines, 96,000 high-speed Internet customers and 25,000 digital television customers in Iowa and Minnesota.
• On February 8, 2010, Windstream completed the acquisition of NuVox, Inc. (“NuVox”). The NuVox acquisition added approximately 104,000 data and integrated solution connections in complementary markets in 16 states.

As disclosed in the Windstream Form 8-K furnished on November 4, 2011, the Company has presented in this earnings release unaudited pro forma results, which includes results from NuVox, Iowa Telecom, Hosted Solutions and Q-Comm for periods prior to the acquisitions and excludes all merger and integration ("M&I") costs resulting from the completed transactions discussed above. In addition to pro forma adjustments, the Company presented certain measures of its operating performance, excluding the impact of restructuring charges, pension and stock-based compensation.

Windstream’s purpose for including the results of acquired businesses and for excluding non-recurring items, restructuring charges, pension and stock-based compensation is to improve the comparability of results of operations for the three and nine month periods ended September 30, 2011, to the results of operations for the same periods of 2010 in order to focus on the true earnings capacity associated with providing telecommunication services. Additionally, management believes that presenting current business measures assists investors by providing more meaningful comparisons of results from current and prior periods, and by providing information that is a better reflection of the core earnings capacity of the businesses. The Company uses pro forma results, including pro forma revenues and sales, pro forma OIBDA, pro forma adjusted OIBDA and proforma capital expenditures as key measures of its operational performance. Windstream management, including the chief operating decision-maker, consistently uses these measures for internal reporting and the evaluation of business objectives, opportunities and performance.

Windstream claims the protection of the safe-harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Forward-looking statements are subject to uncertainties that could cause actual future events and results to differ materially from those expressed in the forward-looking statements. These forward-looking statements are based on estimates, projections, beliefs and assumptions that Windstream believes are reasonable but are not guarantees of future events and results. Actual future events and results of Windstream may differ materially from those expressed in these forward-looking statements as a result of a number of important factors. Factors that could cause actual results to differ materially from those contemplated above include, among others: further adverse changes in economic conditions in the markets served by Windstream; the extent, timing and overall effects of competition in the communications business; continued voice line loss; the impact of new, emerging or competing technologies; the adoption of intercarrier compensation and/or universal service reforms by the Federal Communications Commission or Congress that results in a significant loss of revenue to Windstream; the risks associated with the integration of acquired businesses or the ability to realize anticipated synergies, cost savings and growth opportunities; for Windstream's competitive local exchange carrier operations, adverse effects on the availability, quality of service and price of facilities and services provided by other incumbent local exchange carriers on which Windstream's competitive local exchange carrier services depend; the availability and cost of financing in the corporate debt markets; the potential for adverse changes in the ratings given to Windstream’s debt securities by nationally accredited ratings organizations; the effects of federal and state legislation, rules and regulations governing the communications industry; material changes in the communications industry generally that could adversely affect vendor relationships with equipment and network suppliers and customer relationships with wholesale customers; unfavorable results of litigation; unfavorable rulings by state public service commissions in proceedings regarding universal service funds, inter-carrier compensation or other matters that could reduce revenues or increase expenses; the effects of work stoppages; the impact of equipment failure, natural disasters or terrorist acts; earnings on pension plan investments significantly below our expected long term rate of return for plan assets; changes in federal, state and local tax laws and rates; and those additional factors under the caption “Risk Factors” in Windstream’s Form 10-K for the year ended December 31, 2010. In addition to these factors, actual future performance, outcomes and results may differ materially because of more general factors including, among others, general industry and market conditions and growth rates, economic conditions, and governmental and public policy changes. Windstream undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause Windstream's actual results to differ materially from those contemplated in the forward-looking statements should be considered in connection with information regarding risks and uncertainties that may affect Windstream's future results included in Windstream's filings with the Securities and Exchange Commission at www.sec.gov.

(A)
Pro forma results adjusts results of operations under GAAP to include the acquisitions of NuVox, Iowa Telecom, Hosted Solutions and Q-Comm, and to exclude M&I costs related to strategic transactions. Q-Comm results of operations only include those entities acquired from Q-Comm.

(B)	To reflect the pre-acquisition operating results of NuVox, Iowa Telecom, Hosted Solutions and Q-Comm, adjusted to exclude M&I costs.
(C)	To reflect the pre-acquisition elimination of Windstream revenues from entities acquired from Q-Comm.
(D)	To reflect intangible asset amortization of NuVox, Iowa Telecom, Hosted Solutions and Q-Comm, as if the acquisitions had been consummated at the beginning of the periods presented.
(E)	Represents applicable expense as reported under GAAP.
(F)	Represents depreciation and amortization of NuVox, Iowa Telecom, Hosted Solutions and Q-Comm, as adjusted in note (D).